Note 2 - Principles of Concolidation and Basis of Presentation	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Disclosure Text Block [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]

NOTE 2. LIQUIDITY

Current Plan of Operations and Ability to Operate as a Going Concern

As of March 31, 2014, we had a working capital deficit of $7.7 million of which $1.2 million is non-recourse to the parent company, GreenHunter Resources, Inc. While we are generating increasingly significant revenues from our water management activities, we have continued to experience losses from our ongoing operations (but at a significantly reduced level), which raises doubt about our ability to continue as a going concern. Additionally, we were not in compliance with certain existing debt covenants contained in our secured debt agreements as of December 31, 2013. We obtained waivers from two of our lenders for the non-compliance in our debt covenants for the year ending December 31, 2013, and for an additional grace period for the year ending December 31, 2014 from one of the lenders. The covenant’s terms as defined by the other lender are less restrictive, and we believe we will be in compliance at the covenant’s next measurement date at December 31, 2014.

In late 2013, Management decided to focus on expanding our future operations only in the Appalachian Region. As part of this strategy, we committed to a plan to sell our fixed assets in South Texas and Oklahoma. These assets were classified as held for sale as of December31, 2013, and the remaining unsold assets continue to be held for sale at March 31, 2014. We are generating significant cash from these non-core asset sales. We intend to use this additional capital to assist in significantly reducing our working capital deficit and to provide the growth capital needed to fund additional new projects that are a part of our overall business plan to grow our business in Appalachia.

On January 28, 2014, GreenHunter Water sold a saltwater disposal well and associated equipment and certain real property located in Karnes County, Texas for aggregate consideration of approximately $3.9 million pursuant to an Asset Purchase Agreement with Sable Environmental SWD 5, LLC. GreenHunter Water received $1.0 million in cash at closing and a promissory note for approximately $2.9 million with an interest rate of 10% per annum and maturity date of January 31, 2016.

On March 11, 2014, GreenHunter Water entered into an agreement to sell a saltwater disposal well and associated equipment located in Frio County, Texas to Sable Environmental SWD 7, LLC pursuant to an Asset Purchase Agreement for a purchase price of $4.6 million that included a $500 thousand non-refundable deposit that was accrued in accounts payable as of March 31, 2014. As a part of this Agreement, the purchaser has agreed to pay off the $2.9 million promissory note, in full, that was issued on January 28, 2014, when the first well in Karnes County, Texas was sold to the same purchaser. We closed on the sale of this well and received payment for the purchase price of the well and the payoff of the note on May 1, 2014. See Note 14 – Subsequent Events for further information.

On March 26, 2014, GreenHunter Water sold a saltwater disposal well and associated equipment and certain real property located in DeWitt County, Texas for aggregate consideration of approximately $3.4 million pursuant to an Asset Purchase Agreement with Clear Water Resources Partners, LLC. GreenHunter Water received $1.0 million in cash at closing and a promissory note for approximately $2.4 million with an interest rate of 10% per annum and maturity date of May 1, 2016.

We have additional assets in South Texas and Oklahoma that were held for sale at December 31, 2013. We anticipate we will close on the sale of these assets sometime in the second quarter of 2014. These assets are being marketed at amounts equal to or in excess of our net book value at March 31, 2014.

In December 2013, the Company entered into a letter of intent to sell our remaining renewable asset, a biomass plant, which included a non-refundable fee of $25 thousand that granted the buyer an exclusive right to purchase the property through February 15, 2014. On February 19, 2014, GreenHunter Mesquite Lake entered an agreement to sell the biomass project to ML Energy Park, LLC for $2.0 million. The closing is scheduled for March 15, 2015. The prospective buyer made an initial payment of $50 thousand as earnest money deposit and has continued to pay $50 thousand per month to date and is required to continue the monthly payments for a year or until deciding to ultimately purchase the property. The monthly payments, as well as the initial $25 thousand fee, are non-refundable and can be used at our discretion, but will be applied to the purchase price if it is ultimately consummated. As of March 31, 2014, the Company has received $125 thousand toward the purchase price of this property.

In late 2013 and early 2014, the Company closed on several private placements of unsecured debt totaling $1.5 million in 2013 and an additional $1.1 million in 2014 for the purpose of building MAG Tanks™. The Company had contracted with two manufacturing facilities to build MAG Panel™ inventory at March 31, 2014. We expect sales and rentals of MAG Tanks™ to increase our operating cash flows in 2014.

During the year ended December 31, 2013, the Company borrowed $1.5 million under a promissory note due to the Company’s Chairman and Interim Chief Executive Officer. As of March 31, 2014, there is $500 thousand available under this facility. The letter of guarantee associated with this note has been extended through December 31, 2014.

We anticipate having sufficient cash reserves to meet all of our anticipated operating obligations for the next twelve months and having available funds necessary for some of our growth projects in Appalachia from the following sources:

•	Increased revenue generated from our water management activities

•	The sale of certain assets classified as held for sale during the first quarter of 2014 and the expected sale of our remaining assets held for sale at March 31, 2014

•	The sale of our Mesquite Lake property

•	The proceeds from unsecured credit facilities (such as those related to our MAG Panel™ production)

•	Letter of credit guarantee from our Chairman

Our ability to fund all of our planned capital expenditures is largely dependent on the Company’s ability to secure additional capital. Management believes that the steps we have taken to significantly improve our working capital position will enhance the prospect of seeking additional capital through a number of different sources. However, there can be no assurance that the Company will be successful in raising sufficient capital to fund the development of our water management business or that we will generate sufficient cash flow to fund our ongoing operating cash flow needs, in which case, we will be required to seek alternative financing, sell our assets, or any combination thereof. Further, considering our financial condition, we may be forced to accept financing or sell assets at terms less favorable than would otherwise be available.

NOTE2. PRINCIPLESOFCONSOLIDATIONANDBASIS OFPRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of GreenHunter Resources, Inc. and our wholly-owned subsidiaries, Hunter Disposal, LLC, GreenHunter Water, LLC, GreenHunter Mesquite Lake, LLC (“Mesquite Lake”), Hunter Hauling, LLC (“Hunter Hauling”), Eagle Ford Water Hunter Joint Venture (“Eagle Ford Water”), GreenHunter Wind Energy, LLC (“Wind”), Little Muskingum Drilling, LLC (“Virco”), Virco Realty, Inc, (“Virco”), White Top Oilfield Construction, LLC (“White Top”) and Blackwater Services, LLC (“Blackwater”). All significant intercompany transactions and balances have been eliminated.